LoCorr Market Trend Fund

Class	A	LOTAX
Class	C	LOTCX
Class	I	LOTIX

PROSPECTUS
May 1, 2015

As supplemented on May 12, 2015

Advised by:
LoCorr Fund Management, LLC
261 School Avenue, 4th Floor
Excelsior, MN 55331

Sub-Advised by:
Graham Capital Management, L.P.
40 Highland Avenue
Rowayton, CT 06853

and

Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606

www.LoCorrFunds.com	1-855-LCFUNDS
1-855-523-8637

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or the Commodity Futures Trading Commission, nor has the Securities and Exchange Commission or the Commodity Futures Trading Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

LOCORR MARKET Trend FUND SUMMARY	1
Investment Objectives	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Investment Risks	4
Performance	6
Investment Adviser	6
Investment Adviser Portfolio Manager	6
Investment Sub-Adviser (Market Trend)	6
Sub-Adviser Portfolio Managers	6
Investment Sub-Adviser (Fixed Income)	6
Sub-Adviser Portfolio Manager	6
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	7
Investment Objectives	7
Principal Investment Strategies	7
MANAGEMENT	14
Investment Adviser	14
Investment Adviser Portfolio Manager	15
Sub-Advisers	15
GCM Portfolio Managers	15
Nuveen Portfolio Manager	17
HOW SHARES ARE PRICED	18
HOW TO PURCHASE SHARES	19
Class A Shares	19
Class C Shares	21
Class I Shares	21
HOW TO REDEEM SHARES	24
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	26
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	27
DISTRIBUTION OF SHARES	28
FINANCIAL HIGHLIGHTS	30
Privacy Notice	33

LOCORR MARKET TREND FUND SUMMARY

Investment Objectives:  The Fund's primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 19 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed if sold within 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.89%	1.89%	1.89%
Acquired Fund Fees and Expenses(1)	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	3.70%	4.45%	3.45%
Fee Waiver(2)	-1.44%	-1.44%	-1.44%
Total Annual Fund Operating Expenses After Fee Waiver	2.26%	3.01%	2.01%

(1)
Acquired Fund Fees and Expenses for the Fund's current fiscal year are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)
The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 30, 2016, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any Rule 12b-1 distribution and/or servicing fees, taxes, interest, short selling expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, swap fees and expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation and inclusive of organizational costs incurred prior to the commencement of operations) will not exceed 1.95% of the Fund’s daily average net assets attributable to each class of the Fund.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$791	$1,517	$2,262	$4,210
C	$304	$1,217	$2,139	$4,491
I	$204	$926	$1,670	$3,634

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells financial instruments (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the period from July 1, 2014 (commencement of operations) through December 31, 2014, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objectives by allocating its assets using two principal strategies:

•	"Market Trend" Strategy

•	"Fixed Income" Strategy

The Market Trend strategy is a macro-oriented quantitative strategy that employs various investment techniques to select long and short positions in the global futures and foreign exchange markets.  These techniques are designed to produce attractive absolute and risk-adjusted returns while maintaining low correlation to traditional asset classes.  The Market Trend strategy is a quantitative trading system driven by trend-following models. The program signals buy and sell orders based on a number of factors, including price, volatility, and length of time a position has been held in the portfolio, and employs sophisticated techniques to gradually enter and exit positions over the course of a trend in order to maximize profit opportunities. It is expected that the average holding period of instruments traded pursuant to the Market Trend strategy will be approximately 50 days; however, that average may differ depending on various factors and the program will make daily adjustments to positions based on both price activity and market volatility.  The program trades a broad range of markets, including global interest rates, foreign exchange, global stock indices and commodities.  The Fund's adviser delegates management of the Fund's Market Trend strategy portfolio to a sub-adviser, Graham Capital Management, L.P. ("GCM").

The Fund will execute a portion of its Market Trend strategy by investing up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled subsidiary (the "Subsidiary").  The Subsidiary will invest the majority of its assets in futures contracts and other investments (short to medium term investment grade securities) intended to serve as margin or collateral for futures positions.  The Subsidiary is managed by the adviser and sub-advised by GCM and is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

The Fixed Income strategy is designed to generate interest income and preserve principal by investing primarily in investment grade securities including: (1) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, (2) securities issued or guaranteed by foreign governments, their political subdivisions or agencies or instrumentalities, (3) bonds, notes, or similar debt obligations issued by U.S. or foreign corporations or special-purpose entities backed by corporate debt obligations, (4) U.S. asset-backed securities ("ABS"), (5) U.S. residential mortgage-backed securities ("MBS"), (6) U.S. commercial mortgage-backed securities ("CMBS"), (7) interest rate-related futures contracts and (8) interest rate-related or credit default swap contracts.  The Fund defines investment grade fixed income securities as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P"), or, if unrated, determined to be of comparable quality.  However, the fixed income portion of the Fund's portfolio will be invested without restriction as to individual issuer country, type of entity, or capitalization.  Futures and swap contracts are used for hedging purposes and as substitutes for fixed income securities.  The Fund's adviser delegates management of the Fund's Fixed Income strategy portfolio to a sub-adviser, Nuveen Asset Management, LLC ("Nuveen").

The adviser anticipates that, based upon its analysis of long-term historical returns and volatility of various asset classes, the Fund will allocate approximately 25% of its assets to the Market Trend strategy and approximately 75% of its assets to the Fixed Income strategy.  However, as market conditions change the portion allocated may be higher or lower.

The Fund seeks to achieve its secondary investment objective primarily by (1) diversifying the Market Trend strategy investments among financial instruments that are not expected to have returns that are highly correlated to each other or the equity markets and (2) by selecting Fixed Income strategy investments that are short-term to medium-term interest income-generating securities (those with maturities or average lives of less than 10 years) that are expected to be less volatile than the equity markets in general and that are not expected to have returns that are highly correlated to the equity markets or the Market Trend strategy.  However, the Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The Securities and Exchange Commission granted the Fund and the adviser an order that allows the adviser (subject to certain conditions including oversight and approval by the Fund's Board of Trustees) to hire a new sub-adviser or sub-advisers and to change the terms of agreements with a sub-adviser or sub-advisers without shareholder approval.  Shareholders will be notified of any sub-adviser changes.

ADVISER'S INVESTMENT PROCESS

The adviser will pursue the Fund's investment objectives, in part, by utilizing its sub-adviser selection and risk management process.

•
Subadviser Selection.  The adviser selects sub-advisers it believes can successfully execute the Fund's overall investment strategies.  The adviser also monitors and evaluates the performance of the sub-advisers and implements procedures to ensure each sub-adviser complies with the Fund's investment policies and restrictions.

•
Risk Management.  The adviser manages the expected volatility of the Fund's returns by monitoring the interaction and correlation of the returns between the Market Trend and Fixed Income strategies.  Using this risk management process, the adviser believes the Fund's returns, over time, will not be highly correlated to the equity markets and will provide the potential for reducing volatility in investors' portfolios.

SUB-ADVISERS' INVESTMENT PROCESS

Graham Capital Management, L.P.

GCM executes the Market Trend strategy by employing macro-oriented quantitative investment techniques to select long and short positions in the global futures and foreign exchange markets.  These techniques are designed to produce attractive absolute and risk-adjusted returns while maintaining low correlation to traditional asset classes.  Futures contracts and foreign exchange forward contracts have leverage inherent in their terms as the Fund need only post a margin deposit and does not have to pay the full price of the contract.

The Market Trend strategy is based on a quantitative investment program that has its origins in GCM’s trend-following trading systems, dating as far back as 1995. Such systems generally are based on computerized mathematical models and can rely both on technical (i.e., historic price and volume data) and fundamental (i.e., general economic, interest rate and industrial production data) information as the basis for their trading decisions. GCM’s trend systems are designed to participate selectively in potential profit opportunities that can occur during periods of price trends in a diverse number of U.S. and international markets.  The trend systems establish positions in markets where the price action of a particular market signals the computerized systems used by GCM that a potential trend in prices is occurring.  The trend systems are designed to analyze, mathematically, the recent trading characteristics of each market and statistically compare such characteristics to the historical trading patterns of the particular market.  The trend systems also employ proprietary risk management and trade filter strategies that seek to benefit from sustained price trends while reducing risk and volatility exposure.  Positions are adjusted to reflect changes in prices and trends and to manage risk.

Nuveen Asset Management, LLC

Nuveen executes the Fixed Income strategy by selecting securities using a "top-down" approach that begins with the formulation of its general economic outlook.  Following this, various sectors and industries are analyzed and selected for investment.  Finally, Nuveen selects individual securities within these sectors or industries that it believes have above peer-group expected yield, potential for capital preservation or appreciation.  Nuveen also selects futures and swaps to hedge interest rate and credit risks and as substitutes for securities when it believes derivatives provide a better return profile or when specific securities are temporarily unavailable.  Nuveen sells securities and derivatives to adjust interest rate risk, adjust credit risk, when a price target is reached, or when a security's or derivative's price outlook is deteriorating.

The Fund and the Subsidiary are each a "commodity pool" under the U.S. Commodity Exchange Act and the adviser is a "commodity pool operator" registered with and regulated by the Commodity Futures Trading Commission ("CFTC").  As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary under CFTC and SEC harmonized regulations.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

The following risks apply to the Fund's direct investments in securities and derivatives as well as the Fund's indirect risks through investing in the Subsidiary.

•
ABS, MBS and CMBS Risk:  ABS, MBS and CMBS are subject to credit risk because underlying loan borrowers may default.  Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity.  The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans.  During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate.  CMBS are less susceptible to this risk because underlying loans may have prepayment penalties or prepayment lock out periods.

•
Commodity Risk:  Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities.  Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•
Credit Risk:  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes.

•
Derivatives Risk: Derivatives are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace.  Short positions are subject to potentially unlimited liability.  Purchased options may expire worthless.  Over the counter derivatives, such as swaps, are subject to counterparty default.  Leverage inherent in derivatives such as futures will tend to magnify the Fund’s losses.

•
Fixed Income Risk:  Typically, a rise in interest rates causes a decline in the value of fixed income securities.  The value of fixed income securities typically falls when an issuer's credit quality declines and may even become worthless if an issuer defaults.

•
Foreign Currency Risk:  Currency trading risks include market risk, credit risk and country risk.  Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short.  Credit risk results because a currency-trade counterparty may default.  Country risk arises because a government may interfere with transactions in its currency.

•
Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•
Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•
Leverage Risk:  Using derivatives to increase the Fund's combined long and short exposure creates leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

•	Limited History of Operations: The Fund has a limited history of operation.

•
Liquidity Risk:  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

•
Management Risk:  The adviser's and each sub-adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results.  Additionally, the adviser's judgments about the potential performance of the sub-advisers may also prove incorrect and may not produce the desired results.

•
Market Risk:  Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests.  Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets.  When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

•
Non-Diversification Risk:  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

•
Short Position Risk:  The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased.  Short positions may be considered speculative transactions and involve special risks, including greater reliance on the adviser's ability to accurately anticipate the future value of a security or instrument.  The Fund's losses are potentially unlimited in a short position transaction.

•
Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.  By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.  Additionally, losses at the subsidiary are not available to be carried forward nor offset by gains at the Fund level.  Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Who Should Invest in the Fund?

The adviser believes the Fund is appropriate for investors seeking the low-correlation benefits of Market Trend investing, relative to traditional stock portfolios.

Performance:

The Fund commenced operations on July 1, 2014.  After completion of one calendar year of operations, the Fund will compare its performance to the performance of a broad-based securities index and a secondary index and performance information will be presented in this section of the Prospectus.  The Fund will provide a brief explanation of information showing how its average annual returns over various periods compare with those of the Index. Past performance of the Fund is not necessarily an indication of how it will perform in the future. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.  Updated performance information will be available at no cost by visiting www.LoCorrFunds.com or by calling 1-855-523-8637. Net asset value (“NAV”) per share information may be obtained by visiting www.LoCorrFunds.com/performance.html.

Investment Adviser:  LoCorr Fund Management, LLC

Investment Adviser Portfolio Manager:  Jon C. Essen, Chief Operating Officer of the adviser, has served the Fund as a portfolio manager since it commenced operations in 2014.

Investment Sub-Adviser (Market Trend):  Graham Capital Management, L.P.

Sub-Adviser Portfolio Managers:  Kenneth G. Tropin, Chairman of GCM, and Pablo Calderini, President and Chief Investment Officer of GCM, have each served the Fund as a portfolio manager since it commenced operations in 2014.

Investment Sub-Adviser (Fixed Income):  Nuveen Asset Management, LLC

Sub-Adviser Portfolio Manager:  Chris J. Neuharth, CFA, Portfolio Manager of Nuveen, has served the Fund as a portfolio manager since it commenced operations in 2014.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, website, wire transfer or through your broker.  You may also exchange shares of the Fund for shares of another Fund in the LoCorr Investment Trust.  Redemptions will be paid by ACH, check or wire transfer.  The minimum initial investment amount for Class A and Class C shares is $2,500.  The minimum initial investment in Class I shares is $100,000.  The minimum subsequent investment amount for all classes is $500.  The Fund or its adviser may waive any investment minimum.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives:

The Fund's primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective. The Fund's investment objective may be changed without shareholder approval by the Fund's Board of Trustees upon 60 days' written notice to shareholders.

Principal Investment Strategies: The Fund seeks to achieve its investment objectives by allocating its assets using two principal strategies:

•	"Market Trend" Strategy

•	"Fixed Income" Strategy

The Market Trend strategy is a macro-oriented quantitative strategy that employs various investment techniques to select long and short positions in the global futures and foreign exchange markets.  These techniques are designed to produce attractive absolute and risk-adjusted returns while maintaining low correlation to traditional asset classes. The Market Trend strategy is a quantitative trading system driven by trend-following models. The program signals buy and sell orders based on a number of factors, including price, volatility, and length of time a position has been held in the portfolio, and employs sophisticated techniques to gradually enter and exit positions over the course of a trend in order to maximize profit opportunities. It is expected that the average holding period of instruments traded pursuant to the Market Trend strategy will be approximately 50 days; however, that average may differ depending on various factors and the program will make daily adjustments to positions based on both price activity and market volatility.  The Fund's adviser delegates management of the Fund's Market Trend strategy portfolio to a sub-adviser, GCM.

The program trades in a broad range of markets, including global interest rates, foreign exchange, global stock indices and commodities. When trading derivative instruments, such as futures or forward contracts, the Fund is only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose the Fund to substantial gains or losses occurring from relatively small price changes in the value of the underlying instrument and can increase the volatility of the Fund’s returns. Volatility is a statistical measure of the dispersion of returns of an investment, where higher volatility generally indicates greater risk.  GCM employs macro-oriented quantitative investment techniques to select long and short positions in the global futures and foreign exchange markets.  These techniques are designed to produce attractive absolute and risk-adjusted returns while maintaining low correlation to traditional asset classes.  GCM expects the average holding period of instruments traded pursuant to the Market Trend strategy, will be approximately 50 days, although the daily adjustments will be made to positions based on both price activity and market volatility.

The Fund will execute a portion of its Market Trend strategy by investing up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled subsidiary (the "Subsidiary").  The Subsidiary will invest the majority of its assets in futures contracts and forward contracts and other investments (short to medium term investment grade securities) intended to serve as margin or collateral for such contracts.  The Subsidiary is managed by the adviser and sub-advised by GCM and is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

The adviser anticipates that, based upon its analysis of long-term historical returns and volatility of various asset classes, the Fund will allocate approximately 25% of its assets to its Market Trend strategy, as applicable, and approximately 75% of its assets to the Fixed Income strategy.  However, as market conditions change the portion allocated to each strategy may change.  Notwithstanding such allocation of assets, Fund returns are expected to primarily reflect the returns of the Market Trend strategy given its higher expected volatility.

The Fixed Income strategy is designed to generate interest income and preserve principal by investing primarily in investment grade securities including: (1) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, (2) securities issued or guaranteed by foreign governments, their political subdivisions or agencies or instrumentalities, (3) bonds, notes, or similar debt obligations issued by U.S. or foreign corporations or special-purpose entities backed by corporate debt obligations, (4) U.S. asset-backed securities ("ABS"), (5) U.S. residential mortgage-backed securities ("MBS"), (6) U.S. commercial mortgage-backed securities ("CMBS"), (7) interest rate-related futures contracts and (8) interest rate-related or credit default swap contracts.  The Fund defines investment grade fixed income securities as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Service ("S&P"), or, if unrated, determined to be of comparable quality.  However, the fixed income portion of the Fund's portfolio will be invested without restriction as to individual issuer country, type of entity, or capitalization.  Futures and swap contracts are used for hedging purposes and as substitutes for fixed income securities.  The Fund's adviser delegates management of the Fund's Fixed Income strategy portfolio to a sub-adviser, Nuveen Asset Management, LLC ("Nuveen").

The Fund seeks to achieve its secondary investment objective primarily by (1) diversifying the Market Trend strategy investments, as applicable, among asset classes and sub-strategies that are not expected to have returns that are highly correlated to each other or the equity or commodities markets, as applicable, and (2) by selecting Fixed Income strategy investments that are short-term to medium-term interest income-generating securities (those with maturities or average lives of less than 10 years) that are expected to be less volatile than and not highly correlated to the equity or commodities markets or the Market Trend strategy, as applicable.  However, the Fund is "non-diversified" for purposes of the 1940 Act, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The adviser and the LoCorr Funds were granted an exemptive order from the Securities and Exchange Commission that permits the adviser, with the Board of Trustees approval, to enter into or amend sub-advisory agreements without obtaining shareholder approval.  The order eliminates the need for a shareholder meeting to approve sub-advisors.  Shareholders will be notified if a new sub-adviser is employed by the adviser.

It is the responsibility of the sub-advisers, under the direction of the adviser, to make day-to-day investment decisions for the Fund.  The sub-advisers also place purchase and sell orders for portfolio transactions of the Fund in accordance with the Fund's investment objective and policies.

ADVISER'S INVESTMENT PROCESS

The adviser will pursue the Fund's investment objectives, in part, by utilizing its sub-adviser selection and risk management process.

•
Subadviser Selection.  The adviser selects sub-advisers it believes can successfully execute the Fund's overall investment strategies.  The adviser also monitors and evaluates the performance of the sub-advisers; and implements procedures to ensure each sub-adviser complies with the Fund's investment policies and restrictions.

•
Risk Management.  The adviser manages the expected volatility of the Fund's returns by monitoring the interaction and correlation of the returns between the Market Trend and Fixed Income strategies.  Using this risk management process, the adviser believes the Fund's returns, over time, will not be highly correlated to the equity markets and will provide the potential for reducing volatility in investors' portfolios.  The adviser may also conduct further analysis to assess securities and investments.  The adviser's quantitative analysis utilizes historical market price data and forecasts to assess correlation of returns and volatility.

SUB-ADVISERS' INVESTMENT PROCESS

Graham Capital Management, L.P.

GCM executes the Market Trend strategy by employing macro-oriented quantitative investment techniques to select long and short positions in the global futures and foreign exchange markets.  These techniques are designed to produce attractive absolute and risk-adjusted returns while maintaining low correlation to traditional asset classes. The Market Trend strategy is a quantitative trading system driven by trend-following models. This program signals buy and sell orders based on a number of factors, including price, volatility, and length of time a position has been held in the portfolio. The strategy employs sophisticated techniques to gradually enter and exit positions over the course of a trend in order to maximize profit opportunities. It is expected that the average holding period of instruments traded pursuant to the Market Trend strategy will be approximately 50 days; however, that average may differ depending on various factors and the system will make daily adjustments to positions based on both price activity and market volatility.  The program trades a broad range of markets, including global interest rates, foreign exchange, global stock indices and commodities.

The Market Trend strategy utilizes a risk overlay model to better control exposure across individual markets and sectors and avoid excessive concentration of investments in a particular market or sector. The overlay model applies sophisticated risk management techniques to the trading signals generated by the sub-models of the Market Trend strategy to enhance the returns of a conventional momentum model.  The risk overlay model is designed to diversify risk across markets and sectors, smooth the volatility of the portfolio and lower execution costs by reducing excessive trading.

Nuveen Asset Management, LLC

Nuveen selects securities for the Fund's Fixed Income strategy using a "top-down" approach that begins with the formulation of its general economic outlook.  Following this, various sectors and industries are analyzed and selected for investment.  Finally, Nuveen selects individual securities within these sectors or industries that it believes have above peer-group expected yield, potential for capital preservation or appreciation.  In addition to selecting more traditional investments such as government and corporate bonds, Nuveen also selects ABS, MBS, CMBS and derivatives when it believes these investments offer higher yield or better prospects for capital preservation or appreciation than competing investments.

MBS in which the Fund may invest represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators, as well as multi-family residential loans.  CMBS represent participation interests in pools of commercial property mortgage loans originated by private mortgage originators.  ABS represent interests in pools of loans originated by private lenders, some of which may be government approved or affiliated lenders.  Typically, an asset-backed security is issued by a special purpose vehicle ("SPV"), such as a business trust or limited liability company, whose value and income payments are derived from and collateralized (i.e. backed) by a specified pool of underlying loans.  The pool of loans is usually a group of small-dollar amount loans taken for the same or similar purpose, such as student loans, car loans, or credit card loans, but could include cash flows from loans on aircraft, royalty payments and movie revenues.

Nuveen will use credit default swaps ("CDS") as part of a replication tactic whereby the Fund combines a (1) CDS on a portfolio of bonds or a single bond with investments in (2) high quality securities, such as U.S. Treasury bills, as an economic substitute for a portfolio of bonds or an individual bond.  Nuveen may also use CDS to protect against the economic effect of an issuer's default.  A CDS is typically a two-party (bilateral) financial contract that transfers credit risk exposure between the two parties.  The Fund will enter into a CDS by executing an International Swaps and Derivatives Association (ISDA) master agreement, which provides globally-accepted standardized legal documentation for a variety of swap transactions including a CDS.  One party to a CDS (referred to as the credit protection "buyer") receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection "seller") is selling credit protection or taking on credit risk.  The seller typically receives pre-determined periodic payments from the other party.  These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument or one of the reference issuers in a CDS portfolio.  In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in bonds.

Nuveen uses futures contracts and interest rate swaps to hedge or manage the Fund's interest rate risk exposure.  To reduce interest rate risk, the Fund will take a short position in an interest rate-related futures contract or a similar position in an interest rate swap contract whereby the Fund agrees to make fixed payments in exchange for receiving floating rate payments that reset according to a reference index such as the London Interbank Offered Rate (LIBOR).  The Fund may also take long positions in futures or swaps to fine-tune or adjust its portfolio interest rate risk profile.

Generally, Nuveen selects futures and swaps to hedge interest rate and credit risks and as substitutes for securities when it believes derivatives provide a better return profile or when specific securities are temporarily unavailable.  Nuveen sells securities and derivatives to adjust interest rate risk, adjust credit risk, when a price target is reached, or when a security's or derivative's price outlook is deteriorating.

LoCorr Market Trend Fund Subsidiary

The Fund will execute its Market Trend strategy, in part, by investing up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled Subsidiary.  The Subsidiary will invest the majority of its assets in futures contracts, forward contracts and other investments intended to serve as margin or collateral for futures positions.  However, the Fund expects to make Market Trend investments outside of the Subsidiary.  The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.  By investing in commodities indirectly, via futures, through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund.  Specifically, the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  Subchapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income").  The Fund will make investments in commodity futures through the Subsidiary because income from these derivatives is not treated as "qualifying income" for purposes of the 90% income requirement if the Fund invests in the derivative directly. The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (including another fund in the LoCorr Investment Trust), which indicate that certain income from a fund's investment in a wholly-owned foreign subsidiary will constitute "qualifying income" for purposes of Subchapter M.  The Fund does not have a private letter ruling.  Since the Fund does not have a private letter ruling, to satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary's investments during the fiscal year.  Such dividend distributions are "qualifying income" pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary.  For that reason, references to the Fund may also include the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund when viewed on a consolidated basis.

The Fund and the Subsidiary are each a "commodity pool" under the U.S. Commodity Exchange Act, and the adviser is a "commodity pool operator" registered with and regulated by the Commodity Futures Trading Commission ("CFTC").  As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary under CFTC and SEC harmonized regulations.

Principal Investment Risks:

The following risks apply to the Fund's direct investments in securities and derivatives, as applicable, as well as the Fund's indirect risks through investing in the Subsidiaries, unless otherwise noted.

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ABS, MBS and CMBS Risk:  ABS, MBS and CMBS are subject to credit risk because underlying loan borrowers may default.  Because ABS are typically backed by consumer loans, their default rates tend to be sensitive to the unemployment rate and overall economic conditions.  MBS default rates tend to be sensitive to these conditions and to home prices.  CMBS default rates tend to be sensitive to overall economic conditions and to localized commercial property vacancy rates and prices.  Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer.  Additionally, ABS, MBS and CMBS are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity.  The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans.  During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate.  CMBS are less susceptible to this risk because underlying loans may have prepayment penalties or prepayment lock out periods.

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Commodity Risk: The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

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Credit Risk:  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.  Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.  Credit risk also exists whenever the Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract.  When the Fund invests in foreign currency contracts, or other over-the-counter derivative instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default.  These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries.  Transactions entered into directly between two counterparties generally do not benefit from such protections.  Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.  If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.  In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties.  The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty.  The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

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Derivatives Risk: The Fund may use derivatives (including futures, options and options on futures) to enhance returns or hedge against market declines. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time.  Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.  Derivative contracts such as futures ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage.  Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.  Because option premiums paid or received are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

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Fixed Income Risk:  When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

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Foreign Currency Risk:  Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk.  Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours.  Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency.  Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad.  Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless. The Fund may also take short positions, through derivatives, if the adviser believes the value of a currency is likely to depreciate in value.  A "short" position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline.  The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

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Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

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Foreign Exchanges Risk:  A portion of the derivatives trades made by a Fund may be take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets.  Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals' markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

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Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than those of larger issuers.  The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

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Leverage Risk:  Using derivatives to increase the Fund's combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile.  The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

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Limited History of Operations:  The Fund has a limited history of operations.  Mutual funds and their advisers are subject to restrictions and limitations imposed by the 1940 Act and the Internal Revenue Code that do not apply to an adviser's management of individual and institutional accounts.

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Liquidity Risk: The Fund is subject to liquidity risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.  Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

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Management Risk:  The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The adviser's and each sub-adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results.  Additionally, the adviser's judgments about the potential performance of a sub-adviser may also prove incorrect and may not produce the desired results.  The profitability of the Fund will also depend upon the ability of the adviser to successfully allocate the Fund's assets and of GCM's ability to select assets for the Fund and its wholly owned Subsidiary, as well as Nuveen's judgments about the attractiveness, value and potential appreciation of the fixed income securities in which the Fund will invest.  There can be no assurance that either the securities selected by the adviser or a sub-adviser will produce positive returns.

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Market Risk:  The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

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Non-Diversification Risk:  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

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Short Position Risk:  The Fund's long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund's overall potential for loss. The Fund's short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund's long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund's short positions is unlimited; however, the Fund will be in compliance with Section 18(f) of the 1940 Act to ensure that a Fund shareholder will not lose more than the amount invested in the Fund.  Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

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Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.  The Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies.  However, the Fund wholly owns and controls the Subsidiary.  The investments of the Fund and Subsidiary are both managed by the adviser making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders.  The Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary.  Also, the adviser and GCM, in managing the Subsidiary's portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, when viewed on a consolidated basis.  By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. There is a risk that the IRS will deem the income of such commodities investments not to be “qualifying income” despite the Subsidiary’s distribution of such income through dividends to the Fund resulting in significant tax penalties to the Fund, and indirectly to investors.  The subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income and reflected on shareholder's tax Forms 1099 as such.  Additionally, losses at the subsidiary are not available to be carried forward nor offset by gains at the Fund level.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objectives will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information ("SAI").  Shareholders may request portfolio holdings schedules at no charge by calling 1-855-523-8637.

MANAGEMENT

Investment Adviser:  LoCorr Fund Management, LLC, located at 261 School Avenue, 4th Floor, Excelsior, MN  55331, serves as investment adviser to the Fund.  Subject to the authority of the Fund's Board of Trustees, the adviser is responsible for management of the Fund's investment portfolio, including through the use of sub-advisers.  The adviser is responsible for selecting the Fund's sub-advisers and assuring that investments are made according to the Fund's investment objective, policies and restrictions.  Additionally, the adviser is responsible for conducting initial and ongoing independent evaluation of asset allocation and oversight of the sub-advisers' investments.  The adviser was established in 2010 and has no clients other than the LoCorr Funds.

Pursuant to an advisory agreement between the Fund and the adviser, the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.50% of the Fund's average daily net assets.  The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund until at least April 30, 2016, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution and servicing fees, taxes, interest, short selling expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, swap fees and expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation and inclusive of organizational costs incurred prior to the commencement of operations) will not exceed 1.95% of the daily average net assets attributable to each class of the Fund; subject to possible recoupment from a Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit.  Recoupment amounts may also include organizational expenses incurred prior to the commencement of operations subject to recoupment within three years of the date of such reimbursement.

For the period from July 1, 2014 (commencement of operations) through December 31, 2014, after applicable fee reductions and/or expenses absorbed, the adviser received an annualized management fee of 0.06%.

Fee waiver and reimbursement arrangements can decrease a Fund's expenses and boost its performance.  A discussion regarding the basis for the Board of Trustees' approval of the advisory and sub-advisory agreements with respect to the Fund is available in the Fund's semi-annual shareholder report dated June 30, 2014.

Investment Adviser Portfolio Manager:

Jon C. Essen

Chief Operating Officer

Mr. Essen has served as Chief Operating Officer of the adviser since it was founded in November 2010.  Mr. Essen also serves as Senior Vice President and Chief Operating Officer of Octavus Group, LLC, and as a Registered Representative of Octavus, LLC, positions both held since April 2008.  Mr. Essen also began serving as Principal and Chief Compliance Officer of Octavus, LLC in September 2008.  Previously, Mr. Essen served as Chief Operating Officer of a commercial finance enterprise from May 2002 to April 2008.  Additionally, Mr. Essen was Chief Financial Officer of Jundt Associates, Inc. from 1998 to 2002 and served as Treasurer of Jundt Funds, Inc. and American Eagle Funds, Inc. from 1999 to 2002.

Sub-Advisers:

Graham Capital Management, L.P.

Graham Capital Management, L.P., located at 40 Highland Avenue, Rowayton, CT 06853, serves as a sub-adviser to the Fund.  Subject to the authority of the Board of Trustees and oversight by the adviser, GCM is responsible for management of the Fund's tactical trend futures investment portfolio according to the Fund's investment objective, policies and restrictions.  Pursuant to a sub-advisory agreement between GCM and the adviser, GCM is entitled to receive, on a monthly basis, an annual sub-advisory fee of up to 1.10% on the Fund's average daily net assets.  However, to the extent the sub-adviser invests in the Fund, its fee may be higher.  The sub-advisory fee will differ depending on the sub-adviser's relationship to the underlying investor and the sub-adviser’s involvement with due diligence and other factors.  It is likely that the sub-adviser will manage a portion of the Fund's assets subject to payment by the adviser at varying fee amounts.  GCM is paid by the adviser not the Fund.  The Fund's management fee does not change based on the fee paid to GCM.  GCM has nearly 20 years of experience managing futures-based assets for institutional clients such as the Fund.  As of December 31, 2014, GCM had approximately $8.3 billion in assets under management.

GCM Portfolio Managers:

Kenneth G. Tropin

Chairman

Kenneth G. Tropin is the Chairman and the founder of GCM.  In May 1994, he founded GCM and became an Associated Person and Principal effective July 27, 1994.  Mr. Tropin developed the firm's original trading programs and is responsible for the overall management of the organization, including the investment of its proprietary trading capital.

Pablo Calderini

President and Chief Investment Officer

Pablo Calderini is the President and Chief Investment Officer of GCM and, among other things, is responsible for the management and oversight of the discretionary and systematic trading businesses at GCM. He joined GCM in August 2010 and became an Associated Person and Principal of GCM effective August 13, 2010.  Prior to joining GCM, Mr. Calderini worked at Deutsche Bank from June 1997 to July 2010 where he held positions of increasing responsibility, most recently the Global Head of Equity Proprietary Trading. Mr. Calderini commenced his career at Deutsche Bank as Global Head of Emerging Markets.  During his tenure at Deutsche Bank, Mr. Calderini also helped manage several groups across the fixed income and equity platforms, including the Global Credit Derivatives Team.  Mr. Calderini received a B.A. in Economics from Universidad Nacional de Rosario in 1987 and a Masters in Economics from Universidad del Cema in 1988, each in Argentina.

Prior Performance of GCM

GCM manages the Graham Tactical Trend Strategy ("Tactical Trend"), an investment strategy with substantially similar objectives and strategies to those it uses to manage the portion of the Fund's assets allocated to it.

The following tables set forth performance data relating to the historical performance of Tactical Trend, which represents the performance of various accounts managed by GCM with investment objectives, policies, strategies and risks substantially similar to those employed by the sub-adviser in the management of its allocated portion of the Fund. These accounts include a proprietary account of GCM, which is the longest running account included in the performance data shown below, and other client accounts.  The data, which has been provided by the sub-adviser, is provided to illustrate the past performance of the sub-adviser in managing an investment strategy with substantially similar investment strategies measured against the Morningstar Managed Futures Index and does not represent the performance of the Fund. The performance data of Tactical Trend is presented on a proforma basis to reflect the fees and expenses applicable to Class I Shares of the Fund, subject to the Fee Waiver and/or Reimbursement but exclusive of the Acquired Fund Fees and Expenses, rather than those applicable to the strategy. Tactical Trend is not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the "1940 Act"), or Subchapter M of the Code. In particular, in order to comply with asset segregation rules under the 1940 Act, the Fund will be subject to limitations on the amount of exposure it may maintain in respect of certain futures, primarily commodity based and fixed income futures, which limitation does not apply to the trading of Tactical Trend in the chart.  Consequently, the performance results for Tactical Trend could have been adversely affected if the strategy had been operated as a registered investment company. Tactical Trend was valued on a monthly basis, which differs from the Securities and Exchange Commission's standardized method of calculating performance that employs daily valuation and may produce different results. You should not consider the past performance of Tactical Trend as indicative of future performance of the Fund.

The fees and expenses associated with an investment in Tactical Trend are different from the fees and expenses associated with an investment in the Fund; accordingly the performance of Tactical Trend shown here has been adjusted to reflect the estimated fees and expenses of Class I shares of the Fund, as detailed in the preceding paragraph.  If returns had been calculated based on the estimated fees and expenses of Class A or Class C shares of the Fund, returns would have been lower.

The performance presented below for the similarly managed accounts is shown on a net basis. Results include the reinvestment of dividends and capital gains.  For those Tactical Trend accounts that are traded on a notionally-funded basis, unlike the Fund which is fully funded, the performance for such accounts is adjusted to include interest income earned on cash and cash equivalents calculated for each month in the reporting period by multiplying the then applicable Treasury Bill rate by a factor of 0.90, which represents the average rate of free cash for the portfolio.

The chart below shows the net annual returns for the Tactical Trend accounts for the calendar years shown, adjusted to reflect the fees, expenses and interest income as described above.  Rates of return are asset-weighted and are calculated as the change in total capital, as adjusted for subscriptions and redemptions during the period.

Name	2006(1)	2007	2008	2009	2010	2011	2012	2013(2)	2014
Tactical Trend	6.20%	14.58%	28.71%	4.56%	3.38%	-1.25%	3.28%	7.57%	21.87%
Barclays CTA Index(3)	2.99%	7.64%	14.09%	-0.10%	7.05%	-3.09%	-1.70%	-1.42%	7.62%

(1) Period from inception of the proprietary account on 10/1/2006 to 12/31/2006.
(2) The first client account commenced trading on 11/1/2013.
(3) The Barclays CTA Index is a leading industry benchmark of representative performance of investment vehicles of commodity trading advisors. There are 551 programs included in the calculation of the Barclays CTA Index for the year 2014, which is unweighted and rebalanced at the beginning of each year.

The chart below shows the average annual historical performance of Tactical Trend.

For the Periods Ending 12/31/14	Graham Tactical Trend Strategy	Barclays CTA Index
1 Year	21.87%	7.61%
5 Years	6.97%	1.69%
Since Inception*	9.88%	3.67%

* The inception date for Tactical Trend was 10/1/2006 for the proprietary account and the first client account commenced trading on 11/1/2013.

Nuveen Asset Management, LLC

Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, IL 60606, serves as a sub-adviser to the Fund.  Subject to the authority of the Board of Trustees and oversight by the adviser, Nuveen is responsible for management of the Fund's fixed income investment portfolio according to the Fund's investment objective, policies and restrictions.  Pursuant to a sub-advisory agreement between Nuveen and the adviser, Nuveen is entitled to receive, on a monthly basis, an annual sub-advisory fee on the fixed income portion of the LoCorr Fund's average daily net assets, measured in the aggregate, equal to 0.18% of the average daily net assets of the first $50 million of sub-advised assets, 0.14% of the average daily net assets of the next $50 million of sub-advised assets, 0.10% of the average daily net assets of the next $200 million of sub-advised assets, 0.07% of the average daily net assets of the next $700 million of sub-advised assets and 0.05% of the average daily net assets in excess of $1 billion of sub-advised assets.  The minimum annual fee payable by adviser to Nuveen is $45,000.  Nuveen is paid by the adviser not the Fund.  Nuveen has decades of experience managing fixed income assets for individual investors and institutional clients such as the Fund.  As of December 31, 2014, Nuveen had approximately $135 billion in assets under management.

Nuveen Portfolio Manager:

Chris J. Neuharth, CFA

Portfolio Manager

Mr. Neuharth joined Nuveen in December 2010, pursuant to an agreement whereby part of FAF Advisors, Inc. was acquired by the sub-adviser.  Mr. Neuharth served as a Senior Fixed Income Portfolio Manager at FAF Advisors, Inc. since 2000.  Mr. Neuharth also holds the Charter Financial Analyst designation (CFA).

Investment Subsidiary

The Fund may invest up to 25% of the Fund's total assets (measured at the time of purchase) in the Subsidiary.  The Subsidiary will invest the majority of its assets in futures contracts and other investments intended to serve as margin or collateral for futures positions.  The Subsidiary is organized under the laws of the Cayman Islands, and is overseen by its own board of directors.  The Fund is the sole shareholder of the Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to other investors.  If, at any time, the Subsidiary proposes to offer or sell its shares to any investor other than the Fund, you will receive 60 days' prior notice of such offer or sale.

The adviser is responsible for the Subsidiary's day-to-day business pursuant to an investment advisory agreement with the Subsidiary.  The adviser delegates execution of investment management to GCM, pursuant to a sub-advisory agreement. Under these agreements, the adviser and GCM provide the Subsidiary with the same type of investment management services, under the same terms, as are provided to the Fund.  The advisory agreement and sub-advisory agreements provide for automatic termination upon the termination of the investment advisory agreement with respect to the Fund.  The Subsidiary has also entered into separate contracts for the provision of custody services with the same service provider that provides those services to the Fund.

The advisory and sub-advisory fees are paid with respect to the Fund and Subsidiary on a consolidated basis.  The Subsidiary bears the fees and expenses incurred in connection with the custody services that it receives.  The Fund expects that the expenses borne by the respective Subsidiary will not be material in relation to the value of the Fund's assets.  It is also anticipated that the Fund's own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund.  As a result, the adviser and GCM are subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary's portfolio investments, when viewed on a consolidated basis with the Fund.  These policies and restrictions are described in detail in the SAI.  The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures and makes periodic reports to the Fund's Board regarding the Subsidiary's compliance with its policies and procedures.

The financial statements of the Subsidiary will be consolidated in the Fund's financial statements, which are included in the Fund's annual and semi-annual reports.  The Fund's annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus.  Please refer to the SAI for additional information about the organization and management of the Subsidiary.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily.  The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's investments are valued each day at the last quoted sales price on each investment's primary exchange.  Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange.  Investments primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, investments will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, the Fund's NAV will reflect certain portfolio investments' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund's investments.  In addition, market prices for foreign investments are not determined at the same time of day as the NAV for the Fund.  Because the Fund may invest in funds which hold portfolio investments primarily listed on foreign exchanges and these exchanges may trade on weekends or other days when the funds do not price their shares, the value of some of the Fund's portfolio investments may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, the Fund values foreign investments held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of an investment in the Fund's portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Fund prices its shares, the investment will be valued at fair value.  For example, if trading in a portfolio investment is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the investment using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio investments can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price an investment may result in a price materially different from the prices used by other mutual funds to determine net asset value or from the price that may be realized upon the actual sale of the investment.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes three classes of shares offered by the Fund: Class A, Class C and Class I.  The Fund offers these classes of shares so that you can choose the class that best suits your investment needs. The main differences between each class are sales charges, ongoing fees and minimum investment.  For information on ongoing distribution fees, see Distribution Fees on page 28 of this Prospectus.  Each class of shares of the Fund represents an interest in the same portfolio of investments within the Fund.  There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time.  The Fund reserves the right to waive sales charges and investment minimums.

Class A Shares: Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and are subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares.  The minimum initial investment in Class A shares of the Fund is $2,500 for all accounts.  The minimum subsequent investment in Class A shares of the Fund is $500 for all accounts.  The sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions.  The following sales charges apply to your purchases of Class A shares of a Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See below

"Dealer reallowance" is the portion of the sales charge deducted from a mutual fund investment that is paid as a commission to the authorized broker-dealer responsible for assisting you with your investment in Class A shares of the Fund.  In the case of investments of $1,000,000 or more, no sale charge is deducted from the cost of your purchase.  In that case, the Fund is reimbursed in connection with the dealer reallowance retained by the authorized broker-dealer calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, and 0.25% on amounts over $5 million. The dealer reallowance rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares are subject to a contingent deferred sales charge ("CDSC") on shares redeemed within 12 months after their purchase in the amount of the dealer reallowance paid on the shares redeemed.  Any applicable CDSC will be based on the original cost of the shares redeemed.  Shares will be aged on the first day of each month regardless of when in the month they were purchased.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund's distributor, Quasar Distributors, LLC (the "distributor"), in writing and supply your account number at the time of purchase.  You may combine your purchase with those of your "immediate family" (your spouse and your children under the age of 21) for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your children as well as the ages of your children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own based on the Fund's current public offering price. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•
Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);

•	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;

•	Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letter of Intent: Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $25,000, during a 13-month period. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  At your written request, Class A share purchases made during the previous 90 days may be included.  The amount you agree to purchase determines the initial sales charge you pay.  If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.  You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI.  The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase.  If you do not complete the total intended purchase at the end of the 13 month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem without repaying the front-end sales charge. You must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•
Current and retired trustees and officers of the Fund sponsored by the adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the adviser.

•
Employees of the adviser and the sub-adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares and their immediate families.

•
Participants in certain "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

•
Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

•	Institutional investors (which may include bank trust departments and registered investment advisors).

•	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•
Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan's investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

•
The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an "NAV transfer").

Class C Shares: Class C shares of the Fund are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund. Class C shares are subject to 12b-1 distribution fees of up to 1.00% of the average daily net assets of Class C shares. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges. Because authorized broker-dealers are paid an up-front commission of 1.00% for assisting you with your investment in Class C shares of the Fund, the adviser shall reimburse the Fund in connection with such commission retained by the authorized broker-dealer calculated as follows: 1.00% on all purchases. As a result, Class C shares are subject to a CDSC on shares redeemed prior to 12 months after their purchase in the amount of 1.00% of the original cost of the shares redeemed.  The minimum initial investment in the Class C shares is $2,500 and the minimum subsequent investment is $500.

Class I Shares: Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. This means that 100% of your initial investment is placed into shares of the Fund.  Class I shares require a minimum initial investment of $100,000 and the minimum subsequent investment is $500.

Factors to Consider When Choosing a Share Class

When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund's expenses over time in the Fees and Expenses of the Fund section for the Fund in this Prospectus.  You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares

You may purchase shares of the Fund by sending a completed application to the following address:

Regular Mail
LoCorr Investment Trust c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

Express/Overnight Mail
LoCorr Investment Trust c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Neither the Fund nor its transfer agent considers the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box of applications, orders or redemptions requests, does not constitute receipt by the transfer agent of the Fund.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers:  You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Telephone Purchases:  Investors may purchase additional shares of the Fund by calling 1-855-523-8637. If you accepted telephone options on your account application, and your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If you order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value calculated on the day your order is placed.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Purchase by Wire:  If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-523-8637. If you are making your first investment in the LoCorr Funds, before you wire funds, the transfer agent must have a completed application. You may mail or overnight deliver your application to the transfer agent. Upon receipt of your completed application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that your wire is correctly applied. Wired funds must be received prior to 4:00 p.m., Eastern Time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan:  You may participate in the LoCorr Funds' Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $500 on specified days of each month into your established Fund account.  Please contact the Fund at 1-855-523-8637 for more information about the Automatic Investment Plan.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the Fund.  All checks must be in U.S. dollars. The Fund will not accept payment in cash or money orders. The Fund also does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

Note:  U.S. Bancorp Fund Services, LLC the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  "Good order" means your purchase request includes:
•  the name of the Fund and share class;
•  the dollar amount of shares to be purchased; and
•  a completed application or investment stub
    check payable to the Fund in which you would like to invest

Retirement Plans

You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-855-523-8637 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Exchange Privilege

You can exchange your shares of the Fund for the corresponding class of shares in another Fund in the LoCorr Investment Trust (if available). Any exchange is subject to the same minimums as an initial or subsequent investment, as applicable. You can request your exchange in writing or by calling the transfer agent at 1-855-523-8637.  Be sure to read the current Prospectus for the Fund into which you are exchanging. Exchanges may only be made on days when both affected Funds are open for business. Any new account established through an exchange will have the same registration as the account from which you are exchanging and will have the same privileges as your original account (as long as they are available). In addition, the Trust reserves the right to change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules.

HOW TO REDEEM SHARES

Redeeming Shares:  You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular Mail
LoCorr Investment Trust c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

Express/Overnight Mail
LoCorr Investment Trust c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct them to remove this privilege from your account. You may redeem up to $50,000 using the telephone redemption privilege.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-855-523-8637. The redemption proceeds normally will be sent by mail or by wire on the business day after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  The Fund, the transfer agent, and their respective affiliates will not be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.  Once a telephone transaction has been placed, it cannot be canceled or modified.

Redemptions through Broker:  Broker-dealers are authorized to receive redemption orders on behalf of the Fund.  The Fund will be deemed to have received a redemption order when an authorized broker or its designee receives the order.  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire. If you submitted a voided check with your application in order to establish bank instructions on the account, you may have your redemption proceeds wired to the predetermined bank account or funds may be sent via electronic funds transfer through the Automated Clearing House ("ACH") network, also to the bank account previously designated. The Fund's transfer agent imposes a $15 fee for each wire redemption. This fee is deducted from the redemption proceeds from a complete or share specific redemption. For partial redemptions, the fee will be deducted from the account. You do not incur any charge when proceeds are sent via the ACH system and credit is typically available within 2-3 days.

Redemption Fee and Waiver: The Fund charges a redemption fee of 1.00% of the amount redeemed or exchanged if shares are redeemed or exchanged within 30 days of their purchase.  The Fund has elected not to impose the redemption fee for:

o	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
o	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
o	redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
o
redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Fund's systematic withdrawal plan;

o	involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or
o	other types of redemptions as the adviser or the Trust may determine in special situations and approved by the Trust's or the adviser's Chief Compliance Officer.

Redemptions in Kind:  The  Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than (the lesser of) $250,000 or 1% of the Fund's assets.  The securities will be chosen by the Fund and valued at the Fund's net asset value.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire on the business day after receipt of a request in "good order."  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

The request must identify your account number;

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be signature guaranteed by an eligible signature guarantor.

When You Need Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed, from either a Medallion program member or a non-Medallion program member:

•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address was received by the Fund's transfer agent within the last 30 days;
•	For all redemptions in excess of $50,000 from any shareholder account

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP"). A notary public cannot guarantee signatures.

In addition to the situations described above, the Fund and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.  The Fund reserves the right to waive any signature requirement at their discretion.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Additional documents are required for certain type of redemptions such as redemptions from corporations, partnerships, or from accounts with executors, trustees, administrations or guardians.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance in a Fund falls below the amounts per share class listed in the table below, the Fund may notify you that, unless the account is brought up to at least the per-class minimum within 60 days of the notice, your account could be closed.

Class	A	C	I
Minimum	$2,500	$2,500	$100,000

After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below the per-class minimum due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy;"

•	Rejecting or limiting specific purchase requests;

•	Rejecting purchase requests from certain investors; and

•	Assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the adviser or the Fund may in the sole discretion of each determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase orders. The adviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in their ability to monitor the trading activity or enforce the Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or their transfer agent or shareholder servicing agent suspect there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Fund or the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income at least annually and net capital gains annually.  Both types of distributions will be reinvested in shares of the Fund unless you elect to receive cash.  If you would like to change your distribution options, you may write or call the transfer agent in advance of the next distribution.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund's current net asset value, and to reinvest all subsequent distributions.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Beginning in 2013, pursuant to provisions of the Health Care and Education Reconciliation Act, a 3.8% Medicare tax on net investment income (including capital gains and dividends) will also be imposed on individuals, estates and trusts, subject to certain income thresholds.

On the application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Fund's shares.

DISTRIBUTION OF SHARES

Distributor:  Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin  53202, is the principal underwriter/distributor for the shares of the Fund.  The distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Fund are offered on a continuous basis.

Distribution Fees:  The Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), for Class A and Class C shares pursuant to which the Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses as indicated in the following table of the Fund's average daily net assets attributable to the respective class of shares.

Class	A	C
12b-1 Fee	0.25%	1.00%

The Fund's distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.  Over time, 12b-1 fees paid under this distribution and service plan will increase the cost of a Class A or Class C shareholder's investment and may cost more than other types of sales charges.

Additional Compensation to Financial Intermediaries:  The Fund's distributor, its affiliates, and the Fund's adviser and its affiliates may, at their own expense and out of their own assets, including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding:  To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-855-523-8637 on days the Fund is open for business or contact your financial institution.  The Fund will begin sending you individual copies thirty days after receiving your request.

Unclaimed Property
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the "inactivity period" specified in your state's abandoned property laws.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand the financial performance of the LoCorr Market Trend Fund for the period of the Fund's operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the Fund has been derived from the financial statements audited by Cohen Fund Audit Services, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund’s December 31, 2014 Annual Report, which is available upon request.

LoCorr Market Trend Fund – Class A
Selected Data and Ratios (for a share outstanding throughout the period)
Period July 1, 2014 (commencement of operations) through December 31, 2014(a)
Per Share
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.12)
Net realized and unrealized gain (loss)	1.99
Total from Investment Operations	1.87

Distributions to shareholders from:
Net investment income	(0.25)
Net realized gains on investments, forward currency contracts, futures contracts and foreign currency translation	(0.18)
Total Distributions	(0.43)

Redemption fees(c)	0.00

Net Asset Value, End of Period	$11.44

Total Investment Return(d)	18.74%

Net Assets, End of Period, in Thousands	$13,337

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.64%
After expense reimbursement or recovery	2.20%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(3.48)%
After expense reimbursement or recovery	(2.04)%

Portfolio turnover rate(e)	6%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income per share is based on average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Total return excludes the effect of applicable sales charges.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

LoCorr Market Trend Fund – Class C
Selected Data and Ratios (for a share outstanding throughout the period)
Period from July 1, 2014 (commencement of operations) through December 31, 2014(a)
Per Share
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.16)
Net realized and unrealized gain (loss)	1.99
Total from Investment Operations	1.83

Distributions to shareholders from:
Net investment income	(0.24)
Net realized gains on investments, forward currency contracts, futures contracts and foreign currency translation	(0.18)
Total Distributions	(0.42)

Redemption fees(c)	0.00

Net Asset Value, End of Period	$11.41

Total Investment Return(d)	18.29%

Net Assets, End of Period, in Thousands	$6,949

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	4.39%
After expense reimbursement or recovery	2.95%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(4.23)%
After expense reimbursement or recovery	(2.79)%

Portfolio turnover rate(e)	6%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income per share is based on average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Total return excludes the effect of applicable sales charges.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

LoCorr Market Trend Fund – Class I
Selected Data and Ratios (for a share outstanding throughout the period)
Period from July 1, 2014 (commencement of operations) Through December 31, 2014(a)
Per Share
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.10)
Net realized and unrealized gain (loss)	1.99
Total from Investment Operations	1.89

Distributions to shareholders from:
Net investment income	(0.26)
Net realized gains on investments, forward currency contracts, futures contracts and foreign currency translation	(0.18)
Total Distributions	(0.44)

Redemption fees(c)	0.00

Net Asset Value, End of Period	$11.45

Total Investment Return	18.88%

Net Assets, End of Period, in Thousands	$40,192

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.39%
After expense reimbursement or recovery	1.95%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(3.23)%
After expense reimbursement or recovery	(1.79)%

Portfolio turnover rate(d)	6%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income per share is based on average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Privacy Notice

LOCORR INVESTMENT TRUST

Rev. October 2011

FACTS	WHAT DOES LOCORR INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.  This information can include:
■     Social Security number and wire transfer instructions
■     account transactions and transaction history
■     investment experience and purchase history
When you are no longer a customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers' personal information; the reasons LoCorr Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does LoCorr Investment Trust share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes - information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes - information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-855-LCFUNDS (1-855-523-8637) or go to www.LoCorrFunds.com

What we do
How does LoCorr Investment Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.
We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement with us to have access to customer information.

How does LoCorr Investment Trust collect my personal information?
We collect your personal information, for example, when you
■       open and account or deposit money
■       direct us to buy securities or direct us to sell your securities
■       seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?
Federal law gives you the right to limit only
■sharing for affiliates' everyday business purposes-information about your creditworthiness
■affiliates from using your information to market to you
■sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ LoCorr Investment Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ LoCorr Investment Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ LoCorr Investment Trust does not jointly market.

LoCorr Market Trend Fund

Adviser	LoCorr Fund Management, LLC 261 School Avenue, 4th Floor Excelsior, MN 55331	Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202
Independent Registered Public Accountant	Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	U.S. Bank, N.A. 1555 N. River Center Drive Milwaukee, WI 53212	Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Additional information about the Fund is included in the Fund's SAI dated May 1, 2015.  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Fund's policies and management.  Additional information about the Fund's investments is also available in the Fund's Annual and Semi-Annual Reports to Shareholders.  In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-855-523-8637 or visit www.LoCorrFunds.com.  You may also write to:

LoCorr Investment Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549.

Investment Company Act File # 811-22509